Kobren Insight Management, Inc.
                              Kobren Insight Funds

      Kobren Growth, Kobren Moderate Growth, Kobren Conservative Allocation

                                  Annual Report
                                December 31, 1998

Message To Shareholders

Volatile Year Ends On A Good Note

     Like the weather in New England, if you didn't like what was happening in the stock market over the past year, all you had to do was wait. A very volatile 1998 closed with some positive news as the market and our funds recovered during the fourth quarter, recouping all of the losses they suffered during the late summer and early fall ... and then some.

[Picture of Eric M. Kobren]

         In our third quarter report we wrote about the quick turn in investor sentiment. As the market declined during the summer, many investors went from a feeling of tremendous greed to outright fear. Then, in early October, the market responded to another interest-rate cut and retraced its earlier losses. Once again, it appears that investors are in the greed mode. We're not saying the market is going to drop tomorrow, but it is a little disconcerting that a few "hot stocks" have once again become the top subject of conversation.
         It is important to understand that much of the market's gain last year was the result of just a handful of high-growth technology companies. Fully 25% of the market's gain, as measured by the S&P 500, came from just five stocks:
Intel, Cisco, Microsoft, Lucent and Dell. And even though small-cap stocks did experience a surge last quarter, one-third of the small-cap stocks tracked by Morningstar still declined 30% or more during 1998.

Managing Risk Through Asset Allocation

         As  large-cap  stocks   outperformed   small  caps,  the  disparity  in
valuations have become even more pronounced. Indeed, the large-cap stock-oriented S&P 500 ended the year with a price-earnings multiple of about 30 versus an historic average of 14. This is all the more remarkable given that economic growth is slowing to a crawl and corporate earnings in 1999 are expected to grow less than 5%.
         For these reasons, we enter 1999 even more committed to managing risk by diversifying each fund by asset class and investment style. Rather than jumping on the bandwagon of high-growth technology-oriented funds, we've maintained a healthy dose of stock exposure in areas that have (in our opinion) less downside risk. This includes investing in value-oriented large- and small-cap funds. Small caps, for example, are selling at only 20 times earnings on average, despite having higher expected growth rates than their large-cap cousins. And all funds include at least some exposure to the international markets.

A Frustrating Year for Managers ...

         With more than 90% of actively managed stock funds failing to beat the S&P 500, 1998 was a particularly frustrating year for most fund managers. Nevertheless, we spent the fourth quarter making sure that the managers investing your money were sticking to their disciplines, and not allowing the market's volatility and lack of breadth to blur their investment processes. We are happy to report that in virtually all instances, our managers remained focused and looked at the market's wide swings as great investment opportunities.

 ... And for Us

         We can point to the irrational behavior of the market for not meeting our expectations for each fund. But the fact is that we had our share of mistakes and frustrating moments over the past year. Despite a fairly accurate economic analysis, in hindsight, we made some poor asset allocation decisions. We also may have been overly concerned with current market valuations relative to historic norms. This led to a lower allocation in the top-performing sectors last year. We've taken steps to address these issues which we believe will result in improved performance on both an absolute and a relative basis.
         Despite this critical self-evaluation, we are very confident in the quality and depth of our research. We continue to be applauded by fund managers for our thorough and insightful research. Our staff continues to meet with managers in their offices, at our office, at conferences, and via phone. Over the past year we've installed numerous computer programs and developed a database of fund information that allows us to quickly hone in on funds that require our immediate attention.
         We expect volatility to continue, and top stock pickers should be rewarded going forward. Thank you for the confidence and trust you have shown in our funds.

                                                Sincerely,
                                                /s/ ERIC
                                                Eric M. Kobren
                                                President and Portfolio Manager

Kobren Growth Fund (12/31/98)

Kobren Growth Fund (Ticker: KOGRX): Both large- and small- cap stocks experienced a bounce in the fourth quarter as the S&P 500 rebounded 21.3% and the Russell 2000 rose 16.3%. The recovery was very narrow as investors continued to favor growth stocks over value stocks. For the year, Kobren Growth underperformed the large-cap benchmarks due to our focus on smaller, value-oriented funds. We committed to this area of the market for its attractive pricing. However, this sector never received as much investor attention as we felt it deserved. Trouble in Asia and slowing profit growth weakened investor confidence, shifting focus to the larger and better-known growth companies regardless of their lofty valuations.
         Two star performers of 1998, Janus Twenty and Artisan International, held top positions in the portfolio throughout the year. While accounting for approximately 30% of assets, these two funds drove performance in the fourth quarter as Janus Twenty surged 29.7% and Artisan International increased 24.9%. Both funds are managed by pure bottom-up stock pickers, one concentrated in the U.S. and the other in Europe.
         Major changes throughout the past year were the elimination of our real estate position as well as an increased emphasis on larger-cap growth and value funds. We've continued to focus on concentrated funds run by savvy stock pickers, and these managers know their holdings very well. We expect these funds to excel in a choppy 1999.

[Double Line Chart]

Value of $10,000 invested 12/16/96

                           12 Months            Annualized
                           Ended                Since Inception
Total Return (%)           12/31/98             (12/16/96)
Kobren Growth              +11.5                +14.3
S&P 500                    +28.7                +32.0

[Pie Chart]

Asset Allocation*

Bonds                                5%
Cash & Other Assets                  7%
International                       16%
U.S. Stocks                         72%

[Pie Chart]

Style Allocation*

Sector                               3%
Bonds                                5%
Cash & Other Assets                  7%
International                       16%
Small Cap Value                     17%
Large Cap Growth                    20%
Large Cap Value                     32%

Top Holdings*

Kobren Growth                       Style                        Alloc(%)
-------------                       -----                        --------
Oakmark                             Large Cap Value              18.5
Janus Twenty                        Large Cap Growth             14.7
Longleaf Partners                   Large Cap Value              13.8
Longleaf Partners Small Cap         Small Cap Value               9.4
Artisan International               International                 8.1
Artisan International Inst'l Class  International                 7.6
Marsico Growth & Income             Large Cap Growth              5.7
U.S. Treasury Strip, 3.21% 8/15/20  Bonds                         4.7
Dreyfus Cash Management Plus        Money Market                  4.4
Neuberger & Bergman Genesis Trust   Small Cap Value               4.2
Oakmark Small Cap                   Small Cap Value               3.6
Fidelity Select Air Transportation  Sector                        2.7

Total Fund Assets                   $64,506,745

[Bar Chart]

Top Sectors**
(Total may not equal 100%)

Services                   28.7
Financial                  16.4
Ind. Cyclicals             13.6
Technology                 11.7
Cons. Staples               8.7
Health                      8.1
Cons. Durables              8.0
Energy                      2.2
Retail                      1.7
Utilities                   0.9

*   Based on total investments.
**  Equities only.

Kobren Moderate Growth Fund (12/31/98)

Kobren Moderate Growth Fund (Ticker: KOMGX): After a very successful 1997 (+23.3%), Kobren Moderate Growth had a disappointing year (+3.4%) as our aversion to overpriced market sectors largely kept us away from 1998's biggest winners. Our 25% allocation to bonds (flat for the quarter), 5% in real estate, and a more value-oriented approach did not pay off in a market where investors bid technology-oriented and Internet stocks into the stratosphere.
         Bright spots in the portfolio this year were Tweedy, Browne Global Value, along with Marsico Growth & Income. The management team of Tweedy, Browne Global Value concentrated in household finance and basic cyclicals, which are trading at large discounts to book value. On the growth side, Tom Marsico of Marsico Growth & Income favored pharmaceuticals and regional banks, leading to a stellar first year (+43.4%) for this fund. Although we dramatically reduced our exposure to real estate in the fourth quarter, this sector has not regained the investor attention it had in 1996 and 1997. Also, the portfolio's allocation to U.S. Treasuries, while minimizing volatility, could not keep pace with the spectacular equity market returns.
         Looking ahead to 1999, we expect volatility will remain, if not increase. Given the more risk-averse charter of this fund, we remain committed to staying well-diversified, while concentrating on managers who have proven their stock-picking prowess. As evidenced by our 11% fourth quarter gain, this fund contains plenty of firepower while remaining prudently invested.

[Double Line Chart]

Value of $10,000 invested 12/24/96

                                    12 Months              Annualized
                                    Ended                  Since Inception
Total Return (%)                    12/31/98               (12/24/96)
Kobren Moderate Growth              +3.4                   +13.1
S&P 500                             +28.7                  +29.7

[Pie Chart]

Asset Allocation*

Cash                                 2%
International                       16%
Bonds                               23%
U.S. Stocks                         59%

[Pie Chart]

Style Allocation*

Cash                                 2%
Real Estate                          6%
Small Cap Value                     10%
International                       16%
Large Cap Value                     21%
Large Cap Growth                    22%
Bonds                               23%

Top Holdings*

Kobren Moderate Growth              Style                        Alloc(%)
----------------------              -----                        --------
Tweedy, Browne Global Value         International                15.6
Longleaf Partners                   Large Cap Value              11.2
Skyline Special Equities            Small Cap Value              10.2
MAS Pooled Value                    Large Cap Value              10.0
Marsico Growth & Income             Large Cap Growth              8.6
PIMCo Cadence Capital App Inst'l    Large Cap Growth              8.3
Longleaf Partners Realty            Real Estate                   5.6
Fidelity Adv Growth Opp'ty, CI.T    Large Cap Growth              4.9
Treasury Note, 6.50% 08/15/05       Bond                          4.1
Treasury Note, 7.50% 02/15/05       Bond                          3.7
Treasury Note, 7.25% 08/15/04       Bond                          3.6
Treasury Note, 8.125% 08/15/19      Bond                          3.6
Treasury Note, 5.625% 11/30/99      Bond                          2.7
Treasury Note, 6.00% 02/15/26       Bond                          2.3
Treasury Note, 7.00% 07/15/06       Bond                          1.8
Dreyfus Cash Management Plus        Money Market                  1.8
Vang. Interm-Term Treas.            Bond                          1.7

Total Fund Assets                   $46,957,981

[Bar Chart]

Top Sectors**
(Total may not equal 100%)

Services                   22.9
Financial                  18.8
Ind. Cyclicals             16.5
Cons. Staples               9.0
Technology                  8.5
Health                      8.4
Retail                      8.2
Cons. Staples               3.7
Energy                      2.8
Utilities                   1.2

*   Based on total investments.
**  Equities only, excludes real estate funds.

Kobren Conservative Allocation Fund (12/31/98)

Kobren Conservative Allocation Fund (Ticker: KOCAX): Despite a very strong fourth quarter for a fund with a conservative charter (+8.5%), we were only able to eke out single digit gains for the year (+3.4%). Our value-oriented bias hurt the fund as investors continued to flock to growth stocks at almost any price.
         The largest contributions to performance in 1998 were from Marsico Growth & Income (+43.4%), Gabelli Westwood Equity (+13.1%), and Longleaf Partners Small Cap (+12.7%). Tom Marsico's approach for Marsico Growth & Income combines a macro-economic analysis with bottom-up stock selection. Gabelli Westwood Equity manager, Susan Byrne, has positioned her portfolio in more defensive, less growth-oriented areas. Also, while small-cap value funds didn't shine this year, we owned one of the best in Longleaf Partners Small Cap.
         Although the bond holdings did not help during the strong fourth quarter rally, we were pleased with their contribution to total return for most of the year. We continue to hold bonds, as we don't expect interest rates to dramatically increase and can enjoy the income and stability they bring to the portfolio. If 1999 is as volatile as we expect, this portion of the portfolio should serve as an anchor during a very uncertain period.

[Double Line Chart]

Value of $10,000 invested 12/30/96

                                    12 Months               Annualized
                                    Ended                   Since Inception
Total Return (%)                    12/31/98                (12/30/96)
Kobren Conservative Allocation      +3.4                    +11.5
S&P 500                             +28.7                   +29.7

[Pie chart]
Asset Allocation*

Cash                                 2%
International                       11%
Bonds                               35%
U.S. Stocks                         52%

[Pie Chart]

Style Allocation*

Cash                                 2%
Real Estate                          5%
International                       11%
Large Cap Growth                    11%
Small Cap Value                     10%
Large Cap Value                     26%
Bonds                               35%

Top Holdings*

Kobren Conservative Allocation      Style                        Alloc(%)
------------------------------      -----                        --------
Marsico Growth & Income             Large Cap Growth             11.3
Franklin Mutual Beacon, Cl. Z       Large Cap Value              10.6
Tweedy, Browne Global Value         International                10.6
Fidelity Value                      Large Cap Value               9.9
Treasury Note, 7.25% 08/15/04       Bond                          9.4
Treasury Bond, 8.125% 08/15/19      Bond                          8.5
Treasury Note, 7.50% 02/15/05       Bond                          5.8
Gabelli Westwood Equity             Large Cap Value               5.2
Third Avenue Value                  Small Cap Value               5.2
Longleaf Partners Small Cap         Small Cap Value               5.0
Morgan Stanley Inst'l Real
Estate, Cl. A                       Real Estate                   4.9
Treasury Note, 7.00% 07/15/06       Bond                          4.3
PIMCo Total Return Inst'l           Bond                          2.9
Treasury Bond, 6.00% 02/15/26       Bond                          2.8
Dreyfus Cash Management Plus        Money Market                  1.9
Treasury Note, 6.50% 08/15/05       Bond                          1.4

Total Fund Assets                   $19,709,986

[Bar Chart]

Top Sectors**
(Total may not equal 100%)

Financial                  20.9
Services                   19.0
Ind. Cyclicals             17.4
Technology                 10.4
Cons. Durables             10.2
Health                      6.0
Energy                      5.9
Retail                      4.5
Cons. Staples               4.3
Utilities                   1.4

*   Based on total investments.
**  Equities only, excludes real estate funds.

Kobren Insight Management, Inc. is the registered investment adviser for the Kobren Insight Funds, and Kobren Insight Brokerage, Inc., a NASD broker/dealer, is the distributor for the Funds. Performance data reflects past performance and is not a guarantee of future results. Cumulative total return figures include reinvestment of all distributions. Investment return and principal value will fluctuate with market conditions and an investor's shares when redeemed may be worth more or less than their original cost. International investing has special risks, including currency fluctuation, political and economic instability, and the volatility of emerging markets. The adviser absorbs certain expenses of each Kobren Insight Fund, without which total return would have been lower. Portfolio holdings are also subject to change. Copyright c1999. Reproductions in whole or in part are prohibited except by permission. Data sources: Kobren Insight Management, Inc. and Morningstar. Postmaster: Send address changes to Kobren Insight Funds, PO Box 5146, Westborough, MA 01581-9936. This report must be preceded or accompanied by a prospectus. Please read it carefully before investing. You may obtain a prospectus by calling a Kobren Insight Fund representative at 1-800-4KOBREN (1-800-456-2736) or by visiting www.kobren.com.

                            Portfolio of Investments
                               Kobren Growth Fund
                                December 31, 1998

SHARES            MUTUAL FUNDS - 92.70%                       VALUE  (Note 1)

                           Large Cap Value - 32.37%
366,091           Longleaf Partners Fund                      $8,928,967
333,601           Oakmark Fund                                11,949,597
                                                              20,878,564

                           Large Cap Growth - 20.44%
178,093           Janus Twenty Fund                            9,492,365
257,644           Marsico Growth & Income Fund                 3,694,601
                                                              13,186,966
                           Small Cap Value - 17.11%
275,293           Longleaf Partners Small-Cap Fund             6,042,683
132,742           Neuberger & Berman Genesis Trust             2,699,979
155,147           Oakmark Small Cap Fund                       2,291,527
                                                              11,034,189
                           International - 15.69%
325,193           Artisan International Fund                   5,242,105
302,373           Artisan International Fund,
                           Institutional Class                 4,877,277
                                                              10,119,382
                           Money Market Fund - 4.36%
2,815,251         Dreyfus Cash Management Plus Fund            2,815,251

                           Sector Fund - 2.66%
67,781            Fidelity Select Air Transportation Fund      1,714,867

                           Small Cap Growth - 0.07%
1,712             RBB Fund Inc. Numeric Growth Fund               22,579
1,479             RBB Fund Inc. Numeric Investors Micro Cap       24,873
                                                                  47,452

                           Total Mutual Funds
                           (Cost $53,294,435)                $59,796,671


PRINCIPAL AMT     U.S. TREASURY STRIP - 4.71% (Cost $3,055,006)
$10,000,000                3.210%, 8/15/20                     3,037,100

TOTAL INVESTMENTS
(Cost $56,349,501*)                 97.41%                    62,833,771

OTHER ASSETS AND LIABILITIES
(Net)                                2.59%                     1,672,974

NET ASSETS                         100.00%                   $64,506,745

*For Federal income tax purposes, cost is $56,590,403 and appreeciation/(depreciation) is as follows:

         Unrealized appreciation:            $7,596,392
         Unrealized depreciation:            (1,353,024)
         Net unrealized appreciation:        $6,243,368

                            Unaudited Tax Information
Kobren Growth Fund paid $1,309,372 in long term capital gains for the fiscal year ended 12/31/98.


                        See Notes to Financial Statements


                            Portfolio of Investments
                           Kobren Moderate Growth Fund
                                December 31, 1998

SHARES            MUTUAL FUNDS - 78.02%                       VALUE  (Note 1)

                           Large Cap Growth - 21.83%
45,419            Fidelity Advisor Growth Opportunities
                  Fund, Class T                               $2,280,486
282,481           Marsico Growth & Income Fund                 4,050,774
157,184           PIMCo Cadence Capital Appreciation
                  Fund, Institutional Class                    3,920,164
                                                              10,251,424
                           Large Cap Value - 21.21%
216,105           Longleaf Partners Fund                       5,270,795
324,037           MAS Pooled Value Fund                        4,688,820
                                                               9,959,615
                           International - 15.63%
436,486           Tweedy, Browne Global Value Fund             7,341,689

                           Small Cap Value - 10.22%
242,748           Skyline Special Equities Fund                4,801,565

                           Real Estate - 5.57%
179,608           Longleaf Partners Realty Fund                2,613,292

                           Money Market Fund - 1.81%
849,560           Dreyfus Cash Management Plus Fund              849,560

                           Bond - 1.75%
73,593            Vanguard Intermediate-Term
                  Treasury Fund                                  819,825

                           Total Mutual Funds
                           (Cost $35,573,679)                $36,636,970


PRINCIPAL AMT     U.S. TREASURY OBLIGATIONS - 21.71%

                  U.S. Treasury Notes - 15.83%
$1,250,000        5.625%  11/30/99                             1,261,621
1,500,000         7.250%  08/15/04                             1,683,516
1,500,000         7.500%  02/15/05                             1,714,570
1,750,000         6.500%  08/15/05                             1,920,762
750,000           7.000%  07/15/06                               852,480
                                                               7,432,949
                  U.S. Treasury Bonds - 5.88%
1,000,000         6.000%  02/15/26                             1,091,836
1,250,000         8.125%  08/15/19                             1,667,383
                                                               2,759,219

                  Total U.S. Treasury Obligations
                  (Cost $9,645,369)                           10,192,168

TOTAL INVESTMENTS
     (Cost $45,219,048*)                99.73%                46,829,138

OTHER ASSETS AND LIABILITIES
     (Net)                               0.27%                   128,843

NET ASSETS                             100.00%               $46,957,981

*For Federal income tax purposes, cost is $45,373,673 and appreciation/(depreciation) is as follows:

         Unrealized appreciation:            $2,775,778
         Unrealized depreciation:            (1,320,313)
         Net unrealized appreciation:        $1,455,465

                            Unaudited Tax Information
Kobren Moderate Growth Fund paid $1,048,296 in long term capital gains for the fiscal year ended 12/31/98.


                        See Notes to Financial Statements


                            Portfolio of Investments
                       Kobren Conservative Allocation Fund
                                December 31, 1998

SHARES            MUTUAL FUNDS - 67.48%                       VALUE  (Note 1)

                           Large Cap Value - 25.81%
42,228            Fidelity Value Fund                         $1,957,279
159,968           Franklin Mutual Beacon Fund,
                  Class Z                                      2,098,775
102,569           Gabelli Westwood Equity Fund                 1,030,815
                                                               5,086,869
                           Large Cap Growth - 11.29%
155,197           Marsico Growth & Income Fund                 2,225,531

                           International - 10.55%
123,665           Tweedy, Browne Global Value Fund             2,080,054

                           Small Cap Value - 10.19%
31,717            Third Avenue Value Fund                      1,024,152
44,857            Longleaf Partners Small Cap Fund               984,614
                                                               2,008,766
                           Real Estate - 4.86%
75,320            Morgan Stanley Institutional
                  Real Estate Fund, Class A                      957,314

                           Bond - 2.86%
53,508            PIMCo Total Return Institutional Fund          563,971

                           Money Market Fund - 1.92%
376,969           Dreyfus Cash Management Plus Fund              376,969

                           Total Mutual Funds
                           (Cost $13,256,325)                $13,299,474


PRINCIPAL AMT     U.S. TREASURY OBLIGATIONS - 32.14%

                  U.S. Treasury Notes - 20.91%
1,650,000         7.250%  08/15/04                             1,851,867
1,000,000         7.500%  02/15/05                             1,143,047
250,000           6.500%  08/15/05                               274,395
750,000           7.000%  07/15/06                               852,480
                                                               4,121,789
                  U.S. Treasury Bonds - 11.23%
1,250,000         8.125%  08/15/19                             1,667,384
500,000           6.000%  02/15/26                               545,918
                                                               2,213,302
                  Total U.S. Treasury Obligations
                  (Cost $5,879,003)                            6,335,091

TOTAL INVESTMENTS
(Cost $19,135,328*)                 99.62%                    19,634,565

OTHER ASSETS AND LIABILITIES
(Net)                                0.38%                        75,421

NET ASSETS                         100.00%                   $19,709,986

*For Federal income tax purposes, cost is $19,208,366 and appreciation/(depreciation) is as follows:

          Unrealized appreciation:           $857,527
          Unrealized depreciation:          ($431,328)
          Net unrealized appreciation:       $426,199

                            Unaudited Tax Information
Kobren Conservative Allocation Fund paid $426,542 in long term capital gains for the fiscal year ended 12/31/98.


                        See Notes to Financial Statements


                      Statements of Assets and Liabilities
                              Kobren Insight Funds
                                December 31, 1998

                              Kobren      Kobren Moderate    Kobren Conservative
                            Growth Fund     Growth Fund        Allocation Fund
Assets:

Investments, at value
See accompanying
schedules                  $62,833,771      $46,829,138       $19,634,565
Cash                               165                -                 -
Dividends receivable            13,724            6,775             2,772
Interest receivable                  -          238,867           153,598
Receivable for investment
securities sold              1,735,996                -                 -
Receivable for fund
shares sold                     63,136           33,806             5,341
Unamortized organization
costs                           12,416            6,208             6,277
Prepaid expenses and other
net assets                      19,376           13,910                 -
     Total assets           64,678,584       47,128,704        19,802,553

Liabilities:

Payable to custodian                 -            3,492             5,940
Payable for fund shares
redeemed                        67,616           60,114            24,212
Distributions payable           20,053           38,252            31,175
Investment advisory
fee payable                     31,721           20,511             3,485
Administration fee payable       5,625            5,625             5,625
Transfer agent fees payable      8,000            7,333             4,667
Accrued trustees' fees
and expenses                     2,500            2,500             2,500
Accrued expenses and other
payables                        36,324           32,896            14,963
     Total liabilities         171,839          170,723            92,567

Net Assets                 $64,506,745      $46,957,981       $19,709,986
----------

Investments, at cost       $56,349,501      $45,219,048       $19,135,328

NET ASSETS consist of:

Undistributed net
investment income                   $-               $-                $-
Accumulated net realized
gain/(loss) on
investments sold             1,357,613          897,914          (560,666)
Net unrealized appreciation
of investments               6,484,270        1,610,090           499,237
Par value (shares of beneficial interest, $.001 per share)
                                 5,144            3,960             1,762
Paid-in capital in excess of par value
                            56,659,718       44,446,017        19,769,653

NET ASSETS                 $64,506,745      $46,957,981       $19,709,986

SHARES OUTSTANDING           5,144,196        3,959,727         1,761,910

Net asset value, offering and redemption price per share
                                $12.54           $11.86            $11.19


                        See Notes to Financial Statements


                            Statements of Operations
                              Kobren Insight Funds
                      For the Year Ended December 31, 1998

                              Kobren      Kobren Moderate    Kobren Conservative
                            Growth Fund     Growth Fund        Allocation Fund
INVESTMENT INCOME:
Dividends                     $421,985         $472,979          $323,338
Interest                        53,788          598,393           342,871
Total investment income        475,773        1,071,372           666,209

EXPENSES:
Investment advisory fee        495,612          388,684           165,999
Administration fee              67,500           67,500            67,500
Transfer agent fees             62,136           55,704            42,076
Custodian fees                   3,130            3,599             3,441
Professional fees               36,027           31,264            10,828
Trustees' fees and
expenses                        11,956            9,874             5,059
Registration and
filing fees                     17,452           18,524            16,129
Amortization of organization
costs                            4,200            2,100             2,100
Other                           11,970           10,173             4,624
Total expenses                 709,983          587,422           317,756
Expenses reimbursed
by investment adviser          (49,566)         (69,479)          (96,407)
Other reductions               (56,320)         (44,404)                -
Net expenses                   604,097          473,539           221,349
NET INVESTMENT INCOME/
(LOSS)                        (128,324)         597,833           444,860

NET REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from
security transactions        (1,711,222)     (1,938,559)       (1,178,310)
Short term capital gain
distributions received          266,876         224,103           140,633
Long term capital gain
distributions received        3,925,774       2,836,492           618,165
Change in unrealized
appreciation/(depreciation)
of securities                 3,983,749        (371,379)          346,115
Net realized and unrealized
gain/(loss) on investments    6,465,177         750,657           (73,397)
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS    $6,336,853      $1,348,490          $371,463


                        See Notes to Financial Statements


                       Statements of Changes in Net Assets
                              Kobren Insight Funds
                      For the Year Ended December 31, 1998

                              Kobren      Kobren Moderate    Kobren Conservative
                            Growth Fund     Growth Fund        Allocation Fund
Net investment
income/(loss)                 $(128,324)       $597,833          $444,860
Net realized gain/(loss)
from security transactions   (1,711,222)     (1,938,559)       (1,178,310)
Short term capital gains
distributions received          266,876         224,103           140,633
Long term capital gains
distributions received        3,925,774       2,836,492           618,165
Change in unrealized
appreciation/(depreciation)
of investments                3,983,749        (371,379)          346,115
Net increase in net assets
resulting from operations     6,336,853       1,348,490           371,463
Distribution to shareholders from:
Net investment income and
short term capital gains       (138,552)       (821,936)         (585,493)
Net realized gains
on investments               (1,309,372)     (1,048,296)         (426,542)
Total distributions          (1,447,924)     (1,870,232)       (1,012,035)
Net increase/(decrease)
in net assets from fund
share transactions           (2,891,457)      4,098,746         2,875,190

Net increase in net assets    1,997,472       3,577,004         2,234,618
Net Assets:
Beginning of period          62,509,273      43,380,977        17,475,368
End of period               $64,506,745     $46,957,981       $19,709,986

Undistributed net investment
income at end of period              $-              $-                $-


                              Kobren Insight Funds
                      For the Year Ended December 31, 1998

                              Kobren      Kobren Moderate    Kobren Conservative
                            Growth Fund     Growth Fund        Allocation Fund

Net investment income          $261,121        $656,855          $354,447
Net realized gain/(loss)
on investment                (1,716,593)        (52,046)            2,902
Short term capital gains
distributions received        1,165,983         946,535           459,166
Long term capital gains
distributions received        2,169,928       1,102,350           470,684
Change in unrealized appreciation
of investments                2,499,144       1,981,333           153,396
Net increase in net assets
resulting from operations     4,379,583       4,635,027         1,440,595
Distribution to shareholders from:
Net investment income          (261,121)       (656,929)         (354,446)
Short term capital gains     (1,165,983)       (946,535)         (459,166)
Net realized gain/(loss)
on investments                     (902)         (2,027)          (47,565)
Total distributions          (1,428,006)     (1,605,491)         (861,177)
Net increase in net assets from
fund share transactions      59,306,348      40,161,231        16,731,225

Net increase in net assets   62,257,925      43,190,767        17,310,643
Net Assets:
Beginning of period             251,348          190,210          164,725
End of period               $62,509,273      $43,380,977      $17,475,368

Undistributed net investment
income at end of period             $-                $-               $-


                        See Notes to Financial Statements


                              Financial Highlights
                               Kobren Growth Fund

                              For the Year   For the Year     For the Period
                              Ended          Ended            Ended
                              12/31/98(f)    12/31/97         12/31/96(a)
Net asset value - beginning
of period                         $11.51        $10.24          $10.00

Net investment income/(loss)       (0.02)         0.05            - (d)
Short term capital
gains received                      0.05          0.22            -
Net realized and unrealized
gains on investments                1.29          1.27            0.24
Net increase in net assets
resulting from investment
operations                          1.32          1.54            0.24

Distributions from net
investment income                    -           (0.05)            -
Distributions from short term
capital gains received             (0.03)        (0.22)            -
Distributions from net realized
long term capital gains            (0.26)         0.00 (d)         -
Total distributions                (0.29)        (0.27)            -

Net asset value - end of
period                            $12.54        $11.51          $10.24
Total return (b)                   11.45%        15.03%           2.40%

Ratios to average net assets/supplemental data:
Net assets, end of period
(in 000's)                       $64,507       $62,509            $251
Ratio of net investment income/(loss)
to average net assets              -0.19%         0.60%          -0.97%(c)(e)
Ratio of operating expenses to
average net assets after
reimbursements and reductions       0.91%         0.89%           1.00%    (c)
Portfolio turnover rate               62%           43%           n/a      (e)
Ratio of operating expenses to
average net assets before fees
waived and/or expenses reimbursed
by investment advisor
and other reductions                1.07%         1.28%           n/a      (e)

(a) Kobren Growth Fund commenced operations on December 16, 1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Growth Fund was in operation for a short period of time, these ratios are not meaningful. (f) Per share net investment income has been calculated using the monthly average share method.


                        See Notes to Financial Statements


                              Financial Highlights
                           Kobren Moderate Growth Fund

                         For the Year      For the Year      For the Period
                         Ended             Ended             Ended
                         12/31/98          12/31/97          12/31/96(a)
Net asset value - beginning
of period                     $11.94         $10.06            $10.00

Net investment income/(loss)    0.16           0.19              0.00 (d)
Short term capital
gains received                  0.06           0.27                -
Net realized and unrealized
gains on investments            0.20           1.88              0.06
Net increase in net assets
resulting from investment
operations                      0.42           2.34              0.06

Distributions from net
investment income              (0.16)         (0.19)               -
Distributions from short term
capital gains received         (0.06)         (0.27)               -
Distributions from net realized
long term capital gains        (0.28)          0.00(d)             -
Total distributions            (0.50)         (0.46)               -

Net asset value - end of
period                        $11.86           $11.94            $10.06

Total return (b)                3.44%           23.25%             0.60%

Ratios to average net assets/supplemental data:
Net assets, end of period
(in 000's)                    $46,958           $43,381            $190
Ratio of net investment income
to average net assets            1.15%            2.76%            8.95%(c)(e)
Ratio of operating expenses
to average net assets after
reimbursements and reductions    0.91%            0.92%            1.00%(c)
Portfolio turnover rate            50%              14%            n/a  (e)
Ratio of operating expenses to
average net assets before fees
waived and/or expenses reimbursed
by investment advisor
and other reductions             1.13%            1.58%            n/a  (e)

(a) Kobren Moderate Growth Fund commenced operations on December 24, 1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Moderate Growth Fund was in operation for a short period of time, these ratios are not meaningful.

                        See Notes to Financial Statements


                              Financial Highlights
                       Kobren Conservative Allocation Fund

                         For the Year      For the Year      For the Period
                         Ended             Ended             Ended
                         12/31/98          12/31/97          12/31/96(a)

Net asset value - beginning
of period                    $11.39          $9.98             $10.00

Net investment income/(loss)   0.25           0.57               0.00 (d)
Short term capital
gains received                 0.08           0.04                -
Net realized and unrealized
gains on investments           0.05(f)        1.44              (0.02)
Net increase in net assets
resulting from investment
operations                     0.38           2.05              (0.02)

Distributions from net
investment income             (0.25)         (0.57)                -
Distributions from short term
capital gains received        (0.08)         (0.04)                -
Distributions from net realized
long term capital gains       (0.25)         (0.03)                -
Total distributions           (0.58)         (0.64)                -

Net asset value - end of
period                       $11.19           $11.39            $9.98

Total return (b)               3.36%          20.64%            -0.20%

Ratios to average net assets/supplemental data:
Net assets, end of period
(in 000's)                   $19,710        $17,475              $165
Ratio of net investment income/(loss)
to average net assets           2.01%          3.99%            -1.00%(c)(e)
Ratio of operating expenses
to average net assets after
reimbursements and reductions   1.00%          1.00%             1.00%(c)
Portfolio turnover rate           68%            13%             n/a  (e)
Ratio of operating expenses to
average net assets before fees
waived and/or expenses reimbursed
by investment advisor           1.44%          2.82%             n/a  (e)

(a) Kobren Conservative Allocation Fund commenced operations on December 30,
    1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Conservative Allocation Fund was in operation for a short period of time, these ratios are not meaningful.
(f) The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period ended due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.


                        See Notes to Financial Statements


                          Notes to Financial Statements
                              Kobren Insight Funds
                                December 31, 1998

1.       Significant Accounting Policies

         Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of December 31, 1998, the Trust offers shares of four funds, Kobren Growth Fund, Kobren Moderate Growth Fund, Kobren Conservative Allocation Fund and Kobren Delphi Value Fund (individually, a "fund" and collectively, the "funds"). Information presented in these financial statements pertains only to Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren Conservative Allocation Fund. These funds seek to achieve their investment objectives by investing primarily in shares of other investment companies ("underlying funds"), but also may invest directly in securities that are suitable investments for that fund.

Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. Portfolio Valuation -- The underlying funds are valued according to their stated net asset value. Each fund's other investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are valued at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board of trustees.

Dividends and Distributions -- It is the policy of Kobren Growth Fund and Kobren Moderate Growth Fund to declare and pay dividends from net investment income annually. Kobren Conservative Allocation Fund has a policy of paying such dividends quarterly. Each fund will distribute net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, annually. Additional distributions of net investment income and capital gains for each fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a fund, timing differences and differing characterizations of distributions made by a fund.

Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

Federal Income Tax -- Each fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

Expenses -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Other expenses of the Trust are allocated among the funds based upon relative net assets of each fund.

2.       Investment Advisory Fee, Administration Fee and Other Transactions

         The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc. ("KIM"). The Advisory Agreement provides that each fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 0.75% of each fund's average daily net assets. In addition, certain 12b-1 fee and sub-transfer agent fee reimbursement will be used to defray the costs associated with participation in certain no transaction fee programs. KIM has voluntarily agreed to limit each fund's other operating expenses to 0.25% of each fund's average daily net assets until January 1, 2001.

         The Trust also has also entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly-owned subsidiary of First Data Corporation. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc., an affiliate of KIM, serves as distributor of the funds' shares and pays all distribution costs. No distribution fees are paid by the funds.

         For the year ended December 31, 1998, expense reimbursement and other reductions are as follows:
                                     Expenses Reimbursed
                                     By Investment
                                     Advisor                Other Reductions (1)
Kobren Growth Fund                   $49,566                $56,320
Kobren Moderate Growth Fund           69,479                44,404
Kobren Conservative Allocation Fund   96,407                 -

     (1) Payments made by an underlying fund or its investment advisor, based on shares held by a Kobren Insight Fund.

         No officer, director or employee of KIM, Kobren Insight Brokerage, Inc., the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3.        Purchases and Sales

         The aggregate amounts of purchases and sales of underlying funds and investment securities, other than U.S. government and short-term securities, for the year ended December 31, 1998, were as follows:

                                           Purchases                  Sales
Kobren Growth Fund                        $39,528,990              $42,122,247
Kobren Moderate Growth Fund                32,105,786               25,154,303
Kobren Conservative Allocation Fund        18,394,556               14,481,960

4.        Shares of Beneficial Interest

         As of December 31, 1998, an unlimited number of shares of beneficial interest, having a par value of $0.001, were authorized for the Trust. Changes in shares of beneficial interest were as follows:

                                Year Ended              Year Ended
                                December 31, 1998       December 31, 1997
                                Shares     Amount       Shares      Amount
Kobren Growth Fund:
Shares Sold                     2,046,221  $24,949,435  6,040,941   $66,750,421
Shares Issued as Reinvestment
of Dividends                      114,032    1,429,965    121,905     1,403,131
Shares Redeemed                (2,448,666) (29,270,857)  (754,794)   (8,847,204)
Net Increase/
(Decrease)                       (288,413) $(2,891,457) 5,408,052   $59,306,348

Kobren Moderate Growth Fund:
Shares Sold                     1,885,448  $23,034,304  3,867,539   $43,059,814
Shares Issued as Reinvestment
of Dividends                      154,509    1,832,481    130,811     1,561,885
Shares Redeemed                (1,713,953) (20,768,039)  (383,530)   (4,460,468)
Net Increase                      326,004   $4,098,746  3,614,820   $40,161,231

Kobren Conservative Allocation Fund:
Shares Sold                     1,260,211  $14,740,908  1,763,364   $19,397,323
Shares Issued as Reinvestment
of Dividends                       87,053      974,832     71,701       818,115
Shares Redeemed                (1,120,082) (12,840,550)  (316,837)   (3,484,213)
Net Increase                      227,182   $2,875,190  1,518,228   $16,731,225

         At December 31, 1998, Kobren Insight Management, Inc. and its affiliates owned 838,024, 485,712 and 369,573 shares of Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren Conservative Allocation Fund, respectively.

5.        Organization Expenses

         Expenses incurred in connection with the organization of each fund are being amortized on a straight-line basis over a period not to exceed sixty months from the date upon which each fund commenced its operations.

6.        Risk Factors of the Funds

         Investing in underlying funds through a Kobren Insight Fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. A fund, together with the other funds and any "affiliated persons" (as such term is defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying fund. Accordingly, when the Trust, KIM or their affiliates hold shares of any of the underlying funds, each fund's ability to invest fully in shares of such underlying funds may be restricted, and KIM must then, in some instances, select alternative investments.

7.        Capital Loss Carryforward

         For  the  year  ended  December  31,  1998,  the  Kobren   Conservative
Allocation Fund had a capital loss carryforward of $487,627 expiring December 31, 2006.


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Kobren Insight Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Kobren Growth Fund, Kobren Moderate Growth Fund and The Kobren Conservative Allocation Fund (The "Funds") at December 31, 1998, and the results of their operations, the changes in net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Boston, Massachusetts
February 5, 1999